UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008 (December 8, 2008)

AMPAL-AMERICAN ISRAEL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-538	13-0435685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Abba Even St. Ackerstein Tower C, 9th Floor P.O. Box 12215 Herzliya, Israel	46733
(Address of Principal Executive Offices)	(Zip Code)

(866) 447-8636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       (i) On December 8, 2008, the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Ampal-American Israel Corporation (the “Company”) and the Board approved the repricing of outstanding options (the “Outstanding Options”) to purchase, in the aggregate, 2,270,000 shares of the Company’s Class A Stock, par value $1.00 (“Class A Stock”), which were previously granted to ten of the Company’s current employees, executive officers and directors pursuant to the Company’s 2000 Incentive Plan (the “Plan”). The Outstanding Options had been originally issued with exercise prices ranging from $3.12 to $5.35 per share, which prices represented the then current market prices of Class A Stock on the dates of the original grants. The repricing was effected by cancelling the Outstanding Options, and granting to each holder of cancelled Outstanding Options a new option, with a 10 year term, to purchase the total number of shares of Class A Stock underlying such cancelled Outstanding Options, at an exercise price equal to $1.17 per share, the closing price of Class A Stock on NASDAQ on December 5, 2008, the most recent closing price prior to the approval by the Board and the Committee (each such new option, a “Repriced Option” and collectively, the “Repriced Options”).

Each Repriced Option granted to a holder of cancelled Outstanding Options maintains the vesting schedule of such cancelled Outstanding Options. The cancellation of the Outstanding Options and the granting of the Repriced Options were made pursuant to the Plan and pursuant to a Stock Option Certificate executed by each recipient of a Repriced Option, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Committee and the Board believe that, as a result of the Outstanding Options having exercise prices well above the recent trading price of Class A Stock, the Outstanding Options were no longer achieving the purposes for which they were intended and that it was in the best interest of the Company to reprice the Outstanding Options in order to provide adequate incentives to the option holders.

In connection with the repricing, the following Outstanding Options held by the Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers (as set forth in the Company’s Definitive Proxy Statement relating to the annual meeting of the shareholders held on November 5, 2008, filed with the Securities and Exchange Commission on October 17, 2008) were repriced:

Outstanding Options Cancelled in the Repricing

Optionee	Option Grant Date	Number of Shares Underlying Stock Options	Exercise Price Per Share
Yosef A. Maiman – Chairman of the Board, President, CEO and	August 16, 2002	250,000	3.12

Optionee	Option Grant Date	Number of Shares Underlying Stock Options	Exercise Price Per Share
Director
	December 12, 2006	250,000	5.06
Irit Eluz – CFO, Senior Vice President – Finance, and Treasurer	August 16, 2002	78,000	3.12
	October 28, 2004	280,000	3.50
Yoram Firon - Secretary and Vice President – Investments and Corporate Affairs	August 16, 2002	68,500	3.12
	October 28, 2004	190,000	3.50
Amit Mantsur - Vice President – Investments	December 2, 2003	58,000	3.69
	October 28, 2004	15,000	3.50

Repriced Options Granted in the Repricing

Optionee	Number of Shares Underlying Stock Options	Expiration	Vesting
Yosef A. Maiman – Chairman of the Board, President, CEO and Director	500,000	December 7, 2018

- 359,375 shares are vested and exercisable on December 8, 2008

- 140,625 shares shall vest and become exercisable, in installments of 15,625 shares, beginning on December 12, 2008 and thereafter on the 12th day of the month of each subsequent three month period until and including December 12, 2010

Optionee	Number of Shares Underlying Stock Options	Expiration	Vesting
Irit Eluz – CFO, Senior Vice President – Finance, and Treasurer	358,500	December 7, 2018	- 358,500 shares are vested and exercisable on December 8, 2008
Yoram Firon - Secretary and Vice President – Investments and Corporate Affairs	258,500	December 7, 2018	- 258,500 shares are vested and exercisable on December 8, 2008
Amit Mantsur - Vice President – Investments	73,000	December 7, 2018	- 73,000 shares are vested and exercisable on December 8, 2008

(ii) On December 8, 2008, the Board and the Committee also approved (a) the grant to each of Erez I. Meltzer, Director of the Company and CEO of Gadot Chemical Tankers and Terminals Ltd., a wholly owned subsidiary of the Company, Daniel Vaknin, Independent Director, and Joseph Geva, Director, of an option to purchase 180,000 shares of Class A Stock at an exercise price of $1.17 per share, vesting in sixteen equal quarterly installments, and (b) the grant to Zahi Ben-Atav, Vice President – Accounting and Controller, of an option to purchase 40,000 shares of Class A Stock at an exercise price of $1.17 per share, vesting in sixteen equal quarterly installments. These options were granted pursuant to the Plan and pursuant to a Stock Option Certificate executed by each recipient, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 8.01.	Other Event.

The disclosure contained in Item 5.02 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

EXHIBIT	DESCRIPTION
10.1	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan for Repricing of Options on December 8, 2008.
10.2	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan for Options Granted on December 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: December 12, 2008	By:	/s/Yoram Firon
		Name:	Yoram Firon
		Title:	Vice President – Investments and Corporate Affairs

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan for Repricing of Options on December 8, 2008.
10.2	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan for Options Granted on December 8, 2008.